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                                                                    EXHIBIT 99.6

                  METALLURG, INC. AND CONSOLIDATED SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2003
                                   (UNAUDITED)
                                 (In thousands)

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                                                                        Pro Forma
                                                      Historical       Adjustments             Pro Forma
                                                      ----------       -----------             ---------
ASSETS
Current Assets:
   Cash and cash equivalents ......................    $ 17,930          $  3,947 (a)           $ 21,877
   Accounts receivable, net .......................      54,414            (4,161)(b)             50,253
   Inventories.....................................      74,102           (10,053)(b)             64,049
   Prepaid expenses and other current assets ......      12,147            (1,798)(b)             10,349
                                                       --------          --------               --------
     Total current assets .........................     158,593           (12,065)               146,528
Property, plant and equipment, net ................      65,358            (3,273)(b)             62,085
Other assets.......................................      26,816            (2,649)(b)             24,167
                                                       --------          --------               --------
     Total ........................................    $250,767          $(17,987)              $232,780
                                                       ========          ========               ========
LIABILITIES AND SHAREHOLDER'S DEFICIT
Current Liabilities:
   Short-term debt and current portion of
     long-term debt ...............................    $  7,588          $   (108)(b)           $  7,480
   Accounts payable................................      40,206             2,839 (b)             43,045
   Accrued expenses ...............................      14,719            (3,274)(b)             11,445
   Other current liabilities ......................       2,436              (244)(b)              2,192
                                                       --------          --------               --------
     Total current liabilities ....................      64,949              (787)                64,162
                                                       --------          --------               --------
Long-term Liabilities:
   Long-term debt .................................     121,539              (435)(b)            121,104
   Accrued pension liabilities ....................      52,028           (12,193)(b)             39,835
   Environmental liabilities, net .................      27,485            (2,574)(b)             24,911
   Other liabilities ..............................       1,436              (479)(b)                957
                                                       --------          --------               --------
     Total long-term liabilities ..................     202,488           (15,681)               186,807
                                                       --------          --------               --------
     Total liabilities ............................     267,437           (16,468)               250,969

Minority Interest .................................         511                 -                    511

Shareholder's deficit .............................     (17,181)           (1,519)(c)            (18,700)
                                                       --------          --------               --------
     Total ........................................    $250,767          $(17,987)              $232,780
                                                       ========          ========               ========
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
(a) Reflects the following:

       Elimination of existing cash balances of EWW and TMS ..............................     $(6,053)
       Cash proceeds from the sale of the above companies ................................      10,000
                                                                                               -------
                                                                                               $ 3,947
                                                                                               =======
(b) Reflects balances of EWW and TMS.

(c) Reflects the following:

       Difference between proceeds and net book value of EWW and TMS as if the transaction
             occurred on June 30, 2003 ...................................................     $(1,519)
                                                                                               =======
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